Filed pursuant to Rule 497(a)

File No. 333-205540

Rule 482ad

EAGLE POINT CREDIT COMPANY INC. LAUNCHES NOTES OFFERING

GREENWICH, CONNECTICUT – November 30, 2015 – Eagle Point Credit Company Inc. (NYSE:ECC) (NYSE:ECCA) (the “Company”) today announced that it plans to offer unsecured notes due 2020 (the “Series 2020 Notes”) in an underwritten public offering. The Series 2020 Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof and are expected to pay interest quarterly. The terms of the Series 2020 Notes are to be determined by negotiations between the Company and the underwriter. In addition, the Company plans to grant the underwriter a 30-day option to purchase additional Series 2020 Notes to cover overallotments, if any.

The Company plans to use the net proceeds from the offering of the Series 2020 Notes to acquire investments in accordance with its investment objectives and strategies and for general corporate purposes.

Incapital LLC is acting as sole book-running manager for the offering.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus supplement dated November 30, 2015 and the accompanying prospectus dated November 25, 2015, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing. The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing Incapital LLC at, Attention: DCM Prospectus Department, 200 S. Wacker Drive, Suite 3700, Chicago, Illinois 60606, by calling 1 (800) 327-1546, or by sending an e-mail to prospectus_requests@incapital.com; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov.

ABOUT EAGLE POINT CREDIT COMPANY

The Company is a non-diversified, closed-end management investment company. The Company’s investment objectives are to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of collateralized loan obligations. The Company is externally managed and advised by Eagle Point Credit Management LLC. The principals of Eagle Point Credit Management LLC are Thomas P. Majewski, Daniel W. Ko and Daniel M. Spinner.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Source: Eagle Point Credit Company Inc.

Investor Relations:

Eagle Point Credit Company Inc.

Kenneth P. Onorio, 203-340-8500

Chief Financial Officer

ir@EaglePointCredit.com

www.eaglepointcreditcompany.com